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                                                                    EXHIBIT 10.3

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of December, 1999, executed and delivered by Cash Technologies, Inc., a Delaware corporation (the "Company") which has its principal place of business at 1434 West 11th Street, Los Angeles, CA 90015, in favor of the Holders (as defined below).

                                   RECITALS

     WHEREAS, simultaneously with the execution and delivery of this Agreement, the Company, pursuant to terms and conditions set forth in the Confidential Private Offering Memorandum of the Company, dated December 31, 1999, including the exhibits thereto and any and all supplements thereof and amendments thereto, and all documents incorporated by reference therein (collectively, the "Memorandum") is offering (the "Offering") up to sixty (60) units (the "Units"), each Unit consisting of (i) $50,000 principal amount Secured Convertible Promissory Notes (the "Notes") of the Company convertible into shares ("Notes Shares") of its Common Stock, par value $001 per share ("Common Stock") and (ii) Series B Redeemable warrants (the "Warrants") to purchase up to an aggregate of 5,000 shares (the "Warrant Shares") of Common Stock.

     WHEREAS, the terms and conditions of the Offering provide for the execution and delivery of this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Company, the Company hereby agrees as follows:
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1.   Piggyback Registration.

(a) If at any time after completion of the Offering (which shall be deemed to be the date on which the final closing is held or expiration of the Offering period, whichever is later), the Company proposes to prepare and file with the Securities and Exchange Commission (the "SEC") one or more registration statements or amendments, including post-effective amendments, or supplements thereto covering any equity or debt securities of the Company, or any such securities of the Company held by its stockholders, other than in connection with a merger or acquisition or pursuant to a registration statement on Form S-4 or Form S-8 or any successor form (for purposes of this Section 1, collectively, a "Piggyback Registration Statement"), the Company will give written notice of its intention to do so by registered or certified mail ("Notice"), at least twenty (20) business days prior to the filing of each such Piggyback Registration Statement, to each Person (as defined below) who holds Notes Convertible into Note Shares, Note Shares Warrant Shares and/or Warrants exercisable for Warrant Shares (such Note Shares Warrant Shares, collectively referred to herein as the "Registerable Shares") and each of the successors, assigns and transferees of each of such Persons (individually, a "Holder" and collectively, "Holders"). "Person" as used herein shall mean any individual, sole proprietorship, partnership, corporation, association, joint venture, trust, unincorporated entity or other entity, or the government of any country or sovereign state, or of any state, province, municipality or other political subdivision thereof. The Company shall include all of the Registerable Shares held by such Holder or Holders ("Piggyback Securities") in the proposed Piggyback Registration Statement and the Company shall use its best efforts to cause such Piggyback Registration Statement to be declared effective under the Securities Act of 1933, as amended (the "Act"), by the SEC, so as to permit the public resale by the Requesting Holders of their Piggyback Securities pursuant thereto, at the Company's sole cost and expense and at no cost or expense to the Requesting Holder (other than any underwriting or other commissions, discounts or fees of any counsel or advisor to the Holder which shall be payable by the Holder, as further provided in Section 4(d) hereof) (the "Piggyback Registration"). The Company shall not be required to include the Registerable Share in more than one registration statement filed with the SEC.

(b) Notwithstanding the preceding provisions of this Section, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 1 (irrespective of whether any written request for inclusion of Piggyback Securities shall have already been made) to elect not to file any proposed Piggyback Registration Statement filed pursuant to this
Section 1, or to withdraw the same after the filing but prior to the effective date thereof.

1.        Demand Registration.

          (a) At any time commencing six (6) months after the final closing of the Offering until August 3, 2002, any Holder or combination of Holders whose aggregate number of Registerable Shares constitute a majority of the Registerable Shares held by all of the Holders
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(a "Majority Holder") shall have the right (which right is in addition to the piggyback registration rights provided for under Section 1 above), exercisable by written notice to the Company (the "Demand Registration Request"), to have the Company prepare and file with the SEC on one occasion, at the sole expense of the Company, a Registration Statement on Form SB-2 or such other appropriate form (the "Demand Registration Statement") and such other documents, including a prospectus, as may be necessary (in the opinion of counsel for the Company), in order to comply with the provisions of the Act, so as to permit the public resale by the Holder of the Registerable Shares pursuant thereto.

          (b) The Company covenants and agrees to give written notice of any Demand Registration Request to all Holders of Registerable Shares within twenty
(20) business days from the date of the Company's receipt of any such Demand Registration Request. After receiving notice from the Company as provided in this Section 2(b), Holders of Registerable Shares may request that the Company include their Registerable Shares in the Registration Statement to be filed pursuant to Section 2(a) above by notifying the Company of their decision to include such Registerable Shares within twenty (20) business days of their receipt of the Company's notice.

          (c) Anything herein contained to the contrary notwithstanding, the provisions of this Agreement shall not apply to, and the term "Registerable Shares" as used in this Agreement shall not include, Warrant Shares after they have been sold by a Holder pursuant to an effective Registration Statement under the Act or pursuant to Rule 144.

2. Registerable Shares. For purposes of this Agreement, the term "Registerable Shares" shall also include any securities issued or issuable with respect to the Warrants or Warrant Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

3. Additional Covenants of the Company With Respect to Registration. The Company covenants and agrees as follows:

          (a) In connection with any registration under Section 2 above, the Company shall file the Demand Registration Statement as expeditiously as possible, but in no event later than sixty (60) business days following receipt of a Demand Registration Request, and use its best efforts to have such Demand Registration Statement declared effective at the earliest possible time.

          (b) In connection with any registration of Registerable Shares pursuant to Sections 1 or 2 above, the Company shall furnish each Holder of Registerable Shares included in a Registration Statement with such reasonable number of copies of such Registration Statement, related preliminary prospectus and prospectus meeting the requirements of the Act, and other documents necessary or incidental to the registration and public offering of such Registerable Shares, as shall be reasonably requested by the Holder to permit the Holder to make a public distribution of such Registerable Shares.

          (c) Once effective, the Company covenants and agrees to use its best efforts to maintain the effectiveness of any Registration Statement until the earlier of (i) the date that all of the Registerable Shares have been sold pursuant to the Demand Registration Statement or Rule 144 of the General Rules and Regulations promulgated under the Act ("Rule 144"), or (ii) the date that the Holders of the Registerable Shares receive an opinion of counsel to the Company that all of the Registerable Shares may be freely traded (without limitation or restriction as to quantity or timing and without registration under the Act) pursuant to Rule 144 or otherwise or (iii) August 31, 2003, except that, the Company may suspend the use of any Registration Statement for a period not to exceed 45 days in any 12-month period for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, public filings with the SEC, pending corporate developments and similar events.

          (d) If any stop order shall be issued by the SEC in connection with any Registration Statement filed pursuant to Sections 1 or 2 above, the Company will use its best efforts to obtain the removal of such order.

          (e) The Company shall pay all costs, fees, and expenses in connection with all Registration Statements filed pursuant to Sections 1 and 2 above, including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses; provided, however, that the Holders
                                          --------  ------
shall be solely responsible for the fees of any counsel retained by the Holders in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Registerable Shares sold by the Holders pursuant thereto.

          (e) The Company will use its best efforts to qualify any Registerable Shares included in a Registration Statement for sale in such states as the Holders of such securities shall reasonably request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company would be subject to general service of process or to taxation or qualification as a foreign corporation doing business in such jurisdiction.

4.   Indemnification.

(a) In the event of any registration of any the Registerable Shares under the Act, the Company shall indemnify and hold harmless each Holder, the affiliates of each such Holder, the directors, partners, officers, employees and agents of each such Holder and any person who controls any such Holder within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or State statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) caused by, arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any case to the
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extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein, (ii) the Company will not be liable to any indemnified party under this indemnity agreement with respect to any Registration Statement or Prospectus to the extent that any such loss, claim, damage or liability of such indemnified party results from the use of the Prospectus during a period when the use of the Prospectus has been suspended in accordance with Section 2(c) hereof, provided that the Holders received prior notice of such suspension, which notice shall be deemed to have been received by such Holders within 48 hours after the giving thereof; and (iii) the Company shall not be liable to any indemnified party with respect to any preliminary Prospectus to the extent that any such loss, claim, damage or liability of such indemnified party results from the fact that such indemnified party sold Registerable Securities to a person as to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act, if the loss, claim, damage or liability of such indemnified party results from an untrue statement or omission of a material fact contained in the preliminary Prospectus which was corrected in the Prospectus or in the Prospectus as then amended or supplemented. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company also agrees to indemnify and provide contribution to each person who may be deemed to be an underwriter (for purposes of the Act) with respect to the Registerable Shares ("Underwriter" or "Underwriters"), their officers and directors, and each person who controls each such Underwriter, on substantially the same basis as that of the indemnification of and contribution to the Holders provided in this Section 5.

(a) As a condition to including any of the Registerable Shares in any registration statement filed pursuant to this Agreement, the Holder of the Registerable Shares, as a prospective seller of the Registerable Shares hereby agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 5) the Company, each director of the Company, each officer, employee or agent of the Company and each Underwriter of the Registerable Shares and each other person or entity, if any, which controls the Company or such Underwriter within the meaning of the Act, with respect to any statement or alleged statement in, or omission or alleged omission from, such registration statement, any preliminary Prospectus, Prospectus or summary Prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Holder for use in the preparation of such registration statement, preliminary Prospectus, Prospectus, summary Prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by Holder. Anything in this Agreement contained to the contrary notwithstanding the liability of each Holder for indemnification or contribution hereunder shall be limited to the amount of proceeds received by such Holder in the Offering giving rise to such liability.

(b) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that
                                                                 --------
the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 5, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnified party shall not settle or compromise any action for which it seeks indemnification or contribution hereunder without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in Section 5(a) or 5(b) is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Registration Statement which resulted in such losses.

          (e) The provisions of this Section 5 shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder or the Company or any other persons who are entitled to indemnification pursuant to the provisions of this Section 5, and shall survive the sale by a Holder of Registerable Shares pursuant to the Registration Statement.

5. Amendments. This Agreement may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions of this Agreement may not be given, unless it would not have an adverse effect upon the rights of any of the Holders and the Company has obtained the written consent of Holders then holding a majority of the Registerable Shares.

6. Notices. Except as otherwise provided in this Agreement, all notices, requests and other communications (which shall include publication) to any person provided for hereunder shall be in writing and shall be given by hand delivery, registered or certified mail or by any courier providing overnight delivery (i) if to the Company or the initial Holder, at the address set forth in the Subscription Agreement and (ii) if to a subsequent Holder, to the address set forth on the books and records of the Company. All such notices, requests or communications shall not be effective until received.

7. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of Holder shall also be for the benefit of and enforceable by any subsequent holder of the Registerable Shares. Holder agrees, by accepting any portion of the Registerable Shares after the date hereof, to the provisions of this Agreement.

1.   Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS.

(a) Each of the Company and Holder hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of any State Court in Los Angeles County, California and the United States District Court for the District of Los Angeles (the "Los Angeles Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Los Angeles Courts and agrees not to plead or claim that such litigation brought in any Los Angeles Courts has been brought in an inconvenient forum.

2. Counterparts. This Agreement may be executed by facsimile and may be signed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

3. Entire Agreement. This Agreement embodies the entire agreement of between the Company relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

4. Severability. If any provision of this Agreement, or the application of such provisions to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

5. Third Party Beneficiaries. The Holders from time to time shall each be a third party beneficiary of the agreements of the Company contained herein.

6. Headings. The headings which are contained in this Agreement are for the sole purpose of convenience of reference, and shall not limit or otherwise affect the interpretation of any of the provisions hereof.

6. Further Assurances. The Company will from time to time after the date hereof take any and all actions, and execute, acknowledge and deliver any and all documents and instruments, at its cost and expense, as any Holder may from time to time reasonably request in order to more fully perfect or protect the rights intended to be granted to it hereunder.

7. Interpretation. As used in this Agreement, unless the context otherwise requires: words describing the singular number shall include the plural and vice versa; words denoting any gender shall include all genders; words denoting natural persons shall include corporations, partnerships and other entities, and vice versa; and the words "hereof", "herein" and "hereunder", and words of similar import, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement.

8. Waiver. The failure of the Company or any Holder to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Agreement or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Agreement.

9. IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Agreement as of the date first above written.


                            CASH TECHNOLOGIES, INC.


                                              By:
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                                              Name:
                                              Title: